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                                                                   EXHIBIT 10.56

         CONSENT AND AMENDMENT OF AMENDED AGREEMENT OF PARTNERSHIP FOR
                        HALCYON COMMUNICATIONS PARTNERS

                 THIS CONSENT AND AMENDMENT, dated as of January 31, 1996, is made and entered into by and among the undersigned parties.

                 Halcyon Communications Partners, an Oklahoma general partnership (the "Partnership"), was formed under the Oklahoma Uniform Partnership Act pursuant to a Partnership Agreement dated as of October 31, 1989 (the "Original Agreement") between Halcyon Communications, Inc., an Oklahoma corporation ("HCI"), and ECP Holdings, Inc., an Oklahoma corporation ("ECP"). The Original Agreement, as heretofore amended, is referred to herein as the "Partnership Agreement").

                 The undersigned parties desire to (i) consent to the assignment to Fisher Communications Associates, L.L.C., a Colorado limited liability company, ("FCA") by ECP of one-third of its partnership interest in the Partnership, (ii) consent to the grant to FCA by ECP of an option to acquire the entire balance of ECP's partnership interest in the Partnership and any future exercise of such option and (iii) consent to the admission of FCA to the Partnership as a partner. The undersigned parties also desire to amend the Partnership Agreement in certain respects.

                 Therefore, for and in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereto agree as follows:

                 1.       Certain Consents; Section 754 Election.

                 (a) HCI and ECP, in their capacities as, and constituting all of, the partners of the Partnership hereby (i) consent to (A) the sale to FCA, pursuant to the Agreement of Purchase and Sale of Partnership Interest, dated as of the date hereof, among the parties hereto (the "Purchase Agreement"), of the Purchased Interest (as defined in the Purchase Agreement) of ECP, (B) the grant to FCA by ECP of an option to acquire the entire balance of ECP's partnership interest in the Partnership pursuant to the Option Agreements substantially in the form of Exhibit B to the Purchase Agreement (the "Option Agreement"), (C) the admission of FCA, as the holder of the Purchased Interest of ECP, to the Partnership as a partner effective as of the date hereof and (D) any future exercise by FCA (or any of its permitted assignees) of its option and rights under the Option Agreement pursuant to the terms thereof and, upon such exercise, the transfer of the partnership interest and consummation of the other transactions contemplated thereby (including, without limitation, the withdrawal contemplated by the last sentence of paragraph 3(c) of the Option Agreement); and (ii) agrees that the Partnership shall file, in a timely manner for the tax year of the Partnership in which the sale referred to in subclause (i)(A) of this sentence occurs, an election, pursuant to Section 754 of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury Regulations, to have the Partnership's assets adjusted as


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provided in Section 743 of the Code, and if requested by FCA (or any of its permitted assignees) upon any purchase of any additional partnership interest in the Partnership in connection with the exercise of its option under the Option Agreement, also shall make such election in a timely manner for the tax year of the Partnership in which such exercise occurs. FCA hereby agrees to be admitted to the Partnership as a Partner and, as such, to be bound by the provisions of the Partnership Agreement, as amended hereby.

                 (b) Without in any way limiting the generality of the intentions of the terms "Partnership Interest" and "Purchased Interest" in the Purchase Agreement or the definition of "Option Interest" in the Option Agreement, the parties acknowledge, confirm and agree that (i) for purposes of Paragraphs 6.8 and 7.2 of the Partnership Agreement and any other provision of the Partnership Agreement pursuant to which the rights of a partner of the Partnership are based upon or determined by reference to such partner's initial or additional Capital Contributions (as defined in the Partnership Agreement) as of any time of determination, FCA shall be deemed to have made (in addition to any Capital Contributions actually made by it) a pro rata portion of all Capital Contributions made by ECP on or prior to the date hereof, with such portion being equal to the aggregate percentage of the Partnership Interest of ECP which FCA shall have acquired, at or before such time, pursuant to the Purchase Agreement or the Option Agreement; and (ii) as of the date hereof, automatically by virtue of the sale of the Purchased Interest to FCA, all rights of ECP under or by virtue of the Management Agreement, dated as of October 31, 1989, among the Partnership, ECP and HCI, as "Manager," as heretofore amended (the "Management Agreement") shall be rights of each of ECP and FCA; provided, however, that in the event of the removal of Manager pursuant to Section 5.2 by the mutual consent of ECP and FCA, ECP shall serve as manager of the Partnership unless ECP and FCA agree to select a new manager. The parties further acknowledge, confirm and agree that, notwithstanding any provision of the Purchase Agreement, the Option Agreement or this instrument apparently to the contrary, ECP shall have no obligation, liability or responsibility for any obligations of ECP pursuant to Paragraph 7.2 of the Partnership Agreement.

                 2. Amendments to Restated Partnership Agreement. The undersigned parties hereby agree that, effective as of the date hereof, the Restated Partnership Agreement is hereby amended as follows:

                 (a) Paragraph 5.1 of the Partnership Agreement is amended to read in its entirety as follows:

                                  "5.1 'Affiliate,' when used with respect to a
                          specified Person, shall mean any other Person that directly, indirectly or through one or more intermediaries Controls, is Controlled by or is under Common Control with such Person. For purposes of the foregoing, 'Control,' as to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities, partnership interests or


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                          other ownership interests, by contract, by
                          partnership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise). The terms 'Controlled,' 'Controlling' and similar variations shall have correlative meanings."

                 (b)      The defined term "Partner" set forth in Paragraph
5.14 of the Partnership Agreement is amended to read in its entirety as follows:

                                  "5.14 'Partner' shall mean each of ECP
                          Holdings, Inc., an Oklahoma corporation, Halcyon Communications, Inc., an Oklahoma corporation, Fisher Communications, L.L.C, a Colorado limited liability company, and each other Person, if any, who is admitted as a successor or additional partner of the Partnership in accordance with this Agreement, in each case unless and until such Person ceases to be a limited partner of the Partnership in accordance with this Agreement."

                 (c) Article V of the Partnership Agreement is further amended by adding thereto, immediately after Paragraph 5.3 thereof, a new Paragraph 5.3(a) which shall read in its entirety as follows:

                                  "5.3(a) 'FCA' shall mean Fisher
                          Communications Associates, L.L.C., a Colorado limited liability company."

                 (d) Article V of the Partnership Agreement is further amended by adding thereto, immediately after Paragraph 5.19 thereof, a new Paragraph 5.19(a) which shall read in its entirety as follows:

                                  "5.19(a) 'Person' shall mean any individual,
                          firm, corporation or other legal entity."

                 (e) The first sentence of Paragraph 8.7 of the Partnership Agreement is amended to read in its entirety as follows:

                          "All distributions of Excess Cash Flow shall be distributed seventy-five percent (75%) to ECP and FCA (in proportion to their respective Capital Accounts) and twenty-five percent (25%) to Halcyon."

                 (f) Paragraph 9.1 of the Partnership Agreement is amended to read in its entirety as follows:

                                  "9.1 Allocations of Profits. For bookkeeping
                          and income tax purposes, in the event of the sale of all or substantially all of the Partnership Assets or upon dissolution of the Partnership:


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                                  "(a) Profit shall be allocated first to ECP
                          and FCA (in proportion to their respective Capital Accounts) until such time as each has been allocated Profits under this Paragraph 9.1(a) equal to the amount of interest earned on its Capital Contributions pursuant to Paragraphs 6.8 and 7.2;

                                  "(b) Profit shall then be allocated to ECP
                          and FCA (in proportion to their respective Capital Accounts) until such time as each has received the excess, if any, of the Losses allocated previously to such Partner under Article VIII over all Profits allocated under Article VIII or this Paragraph 9.1(b);

                                  "(c) Profit shall next be allocated to
                          Halcyon until such time as it has received the excess, if any, of the Losses allocated previously to Halcyon under Article VIII over all Profits allocated under Article VIII or this Paragraph 9.1(c); and

                                  "(d) Any remaining Profit or Loss shall be
                          allocated seventy-five percent (75%) to ECP and FCA (in proportion to their respective Capital Accounts) and twenty-five percent (25%) to Halcyon."

                 (g) Article IX of the Partnership Agreement is further amended by deleting therefrom Paragraph 9.2 in its entirety.

                 (h) Article XV of the Partnership Agreement is amended to read in its entirety as follows:

                                  "ARTICLE XV

                 "Assignability of Partnership Interests; Admission of Additional Partners.

                          "No Partner shall mortgage, pledge, hypothecate,
                 transfer, sell, assign or otherwise dispose of all or any part of its interest in the Partnership, whether voluntarily, by operation of law or otherwise, or any right, title or interest in or to such interest without obtaining the prior written consent of the other Partners, except as provided for in this Agreement. Notwithstanding the foregoing, ECP or FCA shall have the right, in its sole discretion, to transfer all or any part of its interest in the Partnership to (i) Tele-Communications, Inc., a Delaware corporation, or any Affiliate thereof or (ii) FCA or any FCA Permitted Transferee (as hereinafter defined). For purposes of this Agreement, the term 'FCA Permitted Transferee' shall mean (i) any Affiliate of Donne


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                 F. Fisher, currently a resident of Littleton, Colorado
                 ('Fisher'), (ii) any member of Fisher's immediate family (i.e., wife, parents, children, including those adopted before the age of 18, grandchildren, brothers, sisters, and the spouses or children of the foregoing), (iii) any custodian under the Uniform Gifts to Minors Act or similar fiduciary for the exclusive benefit of Fisher's children during their lives,
                 (iv) in the event of Fisher's adjudication of incompetency, his legal representatives, (v) in the event of Fisher's death, his executors or the administrators of his estate and his heirs who are members of his immediate family, and (v) any trust described in Section 664 of the I.R.C. of which Fisher or one or more members of his immediate family (and no other persons) are income beneficiaries. In the event of a permitted transfer of any interest in the Partnership, the transferee (other than, with respect to clauses (i) of this sentence below, a transferee who was already a partner prior to the permitted transfer) shall, by written instrument in form and substance reasonably satisfactory to the non-transferring Partners (i) agree to become a Partner and accept and adopt the terms and provisions of this Agreement and (ii) assume the obligations of the transferor Partner under this Agreement with respect to the transferred partnership interest. If required by the nontransferring Partners, the transferee shall deliver to the Partnership an opinion, reasonably satisfactory in form and substance to the nontransferring Partners, of counsel reasonably satisfactory to the nontransferring Partners to the effect that the transfer is in compliance with applicable state and Federal securities laws. Upon completion of any permitted transfer in accordance with the foregoing, the transferee (if not already a Partner) shall be admitted as a substituted Partner in the place and stead of the transferor Partner with respect to the transferred partnership interest, without any further action, and if such transfer is of the entire partnership interest of the transferor Partner, such transferor Partners shall be deemed to have withdrawn from the Partnership without further action. Except for the transferee of a partnership interest permitted by and in accordance with this Article XV, no Person shall be admitted as a general or limited partner of the Partnership without the prior written consent of all the Partners."

                 (i) Paragraph 18.1 of the Partnership Agreement is amended by (i) redesignating clause (iii) thereof as clause (iv) and (ii) adding, immediately after clause (ii) thereof a new clause (iii) which shall read in its entirety as follows:

                          "(iii) the sale of all or substantially all of the
                 Partnership Assets; or"

                 (j) Paragraph 19.2 of the Partnership Agreement is amended to read in its entirety as follows:


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                          "19.2 Designation of Purchaser. Each of ECP and FCA
                          shall have the right to designate another entity to exercise its purchase rights under this Agreement as long as the designated entity is (i) ECP or an Affiliate of ECP or (ii) FCA or an FCA Permitted Transferee."

                 (k) Paragraph 19.3 of the Partnership Agreement is amended by adding thereto, immediately before the words "in the case of ECP" appearing therein, the following:

                          "in the case of FCA, at 9513 Pinyon Trail,
                          Littleton, CO 80124."

                 3. Reaffirmation. The undersigned parties hereby acknowledge that the Partnership Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

                 IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Consent and Amendment as of the date first above written.


HALCYON COMMUNICATIONS                  EPC HOLDINGS INC.


By: /s/ ROBERT E. PRICE                 By: /s/ STEVE BRETT
   -------------------------               -------------------------------
   Name:  ROBERT E. PRICE                   Name:  STEVE BRETT
        --------------------                     -------------------------
   Title: PRESIDENT                         Title: EVP
         -------------------                      ------------------------


FISHER COMMUNICATIONS
  ASSOCIATES, L.L.C.


By: /s/ DONNE F. FISHER  2-12-96
   -------------------------------
   Donne F. Fisher, Member





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